    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 3, 2001.

                                                      REGISTRATION NO. 333-65248
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                            PRE-EFFECTIVE AMENDMENT

                                     NO. 2


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                      ELECTRONICS BOUTIQUE HOLDINGS CORP.

             (Exact Name of Registrant as Specified in Its Charter)

                          DELAWARE
      51-0379406
      (State or Other Jurisdiction of Incorporation or                  (I.R.S.
Employer Identification Number)
                       Organization)

                            ------------------------

                            931 SOUTH MATLACK STREET

                        WEST CHESTER, PENNSYLVANIA 19382

                                 (610) 430-8100

   (Address, Including Zip Code and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                         ------------------------------

          JEFFREY W. GRIFFITHS, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            931 SOUTH MATLACK STREET

                        WEST CHESTER, PENNSYLVANIA 19382

                                 (610) 430-8100

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                         ------------------------------

                                   Copies to:

                STEPHEN T. BURDUMY, ESQUIRE
MORTON A. PIERCE, ESQUIRE
      KLEHR, HARRISON, HARVEY, BRANZBURG & ELLERS LLP
 DEWEY BALLANTINE LLP
                   260 SOUTH BROAD STREET
1301 AVENUE OF THE AMERICAS
              PHILADELPHIA, PENNSYLVANIA 19102
  NEW YORK, NY 10019
                       (215) 568-6060
    (212) 259-8000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 other than securities offered only in connection with dividend or interest reinvestment plans under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c)under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This pre-effective amendment no. 2 to the registration statement on Form S-3 (File No. 333-65248) contains only other expenses of issuance and distribution as required by Item 14 of Part II of this registration statement and certain exhibits which had previously been designated in the Exhibit Index referenced in
Item 16 of Part II of this registration statement as to be filed by amendment. This pre-effective amendment no. 2 contains all such exhibits. The prospectus which forms a part of this registration statement has been omitted from this pre-effective amendment no. 2 pursuant to Rule 472(b) promulgated under the Securities Act of 1933, as amended.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following table sets forth various expenses expected to be incurred in connection with the offering.



Commission Registration Fee.................................  $ 40,491
NASD Filing Fee.............................................    16,697
Nasdaq National Market Fee..................................    17,500
EDGAR and Printing Expenses.................................   125,000*
Legal Fees and Expenses.....................................   250,000*
Accounting Fees and Expenses................................    70,000*
Transfer Agent's Fees and Expenses..........................     5,000*
Miscellaneous Expenses......................................    25,312*
                                                              --------
Total.......................................................  $550,000*
                                                              ========


------------------------


*   Estimate.



ITEM 16. EXHIBITS.


(a) Exhibits:

    1.1 Form of Underwriting Agreement(1)

    5.1 Opinion of Klehr, Harrison, Harvey, Branzburg & Ellers LLP(1)


    23.1 Consent of KPMG LLP(1)


------------------------


(1) Filed herewith.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of West Chester, Commonwealth of Pennsylvania, on August 3, 2001.


                                                       ELECTRONICS BOUTIQUE
HOLDINGS CORP.

                                                       By:           /s/ JEFFREY
W. GRIFFITHS

-----------------------------------------
                                                                       Jeffrey
W. Griffiths
                                                              PRESIDENT AND
CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on August 3, 2001 by the following persons in the capacities indicated:


                        NAME                                               TITLE
                        ----                                               -----
                          *
     -------------------------------------------       Chairman of the Board
                    James J. Kim

              /s/ JEFFREY W. GRIFFITHS
     -------------------------------------------       President and Chief
Executive Officer and
                Jeffrey W. Griffiths                     Director (Principal
Executive Officer)

                          *
     -------------------------------------------       Director
                 Joseph J. Firestone

                          *
     -------------------------------------------       Director
                    Dean S. Adler

                          *
     -------------------------------------------       Director
                    Susan Y. Kim

                          *
     -------------------------------------------       Director
                   Louis J. Siana

                          *
     -------------------------------------------       Director
                  Stanley Steinberg

                 /s/ JAMES A. SMITH                    Senior Vice President and
Chief Financial
     -------------------------------------------         Officer
                   James A. Smith                        (Principal Financial
and Accounting Officer)

*By:                   /s/ JAMES A. SMITH
             --------------------------------------
                         James A. Smith
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


   EXHIBIT NUMBER                DESCRIPTION
---------------------            -----------
         1.1                     Form of Underwriting Agreement

         5.1                     Opinion of Klehr, Harrison, Harvey, Branzburg &
Ellers LLP

        23.1                     Consent of KPMG LLP